COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	67.6%
COMMUNICATIONS—TOWERS	12.1%
American Tower Corp.(a),(b)		344,679	$75,053,852
Crown Castle International Corp.(a),(b)		214,919	31,034,304

			106,088,156

REAL ESTATE	55.5%
DATA CENTERS	9.4%
CyrusOne, Inc.(a)		232,743	14,371,880
Digital Realty Trust, Inc.(a),(b)		171,708	23,851,958
Equinix, Inc.(a)		71,263	44,508,732

			82,732,570

HEALTH CARE	7.4%
Healthcare Trust of America, Inc., Class A(a)		419,606	10,188,034
Healthpeak Properties, Inc.(a)		516,869	12,327,326
Medical Properties Trust, Inc.(a)		705,977	12,206,342
Omega Healthcare Investors, Inc.		50,012	1,327,318
Ventas, Inc.		174,606	4,679,441
Welltower, Inc.(a),(b)		529,159	24,224,899

			64,953,360

HOTEL	2.0%
Host Hotels & Resorts, Inc.(a),(b)		1,359,254	15,006,164
Sunstone Hotel Investors, Inc.(a)		309,452	2,695,327

			17,701,491

INDUSTRIALS	5.1%
Prologis, Inc.		554,026	44,527,070

NET LEASE	6.1%
Four Corners Property Trust, Inc.(a)		214,456	4,012,472
Realty Income Corp.(a),(b)		97,708	4,871,721
Spirit Realty Capital, Inc.(a),(b)		403,313	10,546,635
VEREIT, Inc.(a)		2,493,603	12,193,718
VICI Properties, Inc.(a),(b)		1,328,673	22,109,119

			53,733,665

OFFICE	3.4%
Boston Properties, Inc.(a)		56,955	5,252,959
Douglas Emmett, Inc.(a),(b)		231,178	7,053,241

		Shares	Value
Kilroy Realty Corp.(a),(b)		276,411	$17,607,381

			29,913,581

RESIDENTIAL	13.3%
APARTMENT	8.3%
Apartment Investment & Management Co., Class A(a),(b)		285,532	10,036,450
Equity Residential(a),(b)		232,791	14,365,532
Essex Property Trust, Inc.(a),(b)		116,653	25,691,657
UDR, Inc.(a),(b)		621,955	22,726,236

			72,819,875

MANUFACTURED HOME	2.9%
Sun Communities, Inc.(a),(b)		202,973	25,341,179

SINGLE FAMILY	2.1%
Invitation Homes, Inc.(a),(b)		877,170	18,745,123

TOTAL RESIDENTIAL			116,906,177

SELF STORAGE	5.4%
Extra Space Storage, Inc.(a),(b)		261,003	24,993,647
Public Storage(a),(b)		114,757	22,791,888

			47,785,535

SHOPPING CENTERS	2.8%
COMMUNITY CENTER	1.0%
Regency Centers Corp.(a),(b)		240,114	9,227,581

REGIONAL MALL	1.8%
Macerich Co. (The)		202,242	1,138,622
Simon Property Group, Inc.(a),(b)		263,285	14,443,815

			15,582,437

TOTAL SHOPPING CENTERS			24,810,018

SPECIALTY	0.6%
Lamar Advertising Co., Class A(a),(b)		106,199	5,445,885

TOTAL REAL ESTATE			488,509,352

TOTAL COMMON STOCK (Identified cost—$515,831,585)			594,597,508

EXCHANGE-TRADED FUNDS	0.8%
Invesco Preferred ETF		243,000	3,197,880

		Shares	Value
iShares Preferred & Income Securities ETF(a)		125,000	$3,980,000

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$8,043,201)			7,177,880

PREFERRED SECURITIES—$25 PAR VALUE	19.5%
BANKS	5.5%
Bank of America Corp., 6.20%, Series CC(a),(c)		87,981	2,212,722
Bank of America Corp., 6.00%, Series GG(a),(c)		104,775	2,687,479
Bank of America Corp., 5.875%, Series HH(a),(c)		129,000	3,259,830
Bank of America Corp., 5.375%, Series KK(c)		65,250	1,582,312
Capital One Financial Corp., 4.80%, Series J(c)		39,000	733,200
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(c),(d)		159,391	4,109,100
Citigroup, Inc., 6.30%, Series S(a),(b),(c)		189,006	4,783,742
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(c),(d)		32,463	774,243
Dime Community Bancshares, Inc., 5.50%, Series A(c)		65,000	1,234,350
First Citizens BancShares, Inc./NC, 5.375%, Series A(c)		100,000	2,263,000
First Republic Bank/CA, 5.50%, Series I(c)		42,910	1,065,455
GMAC Capital Trust I, 7.477% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a),(e)		146,195	2,998,459
Huntington Bancshares, Inc., 6.25%, Series D(a),(c)		110,273	2,695,072
JPMorgan Chase & Co., 6.15%, Series BB(c)		60,000	1,509,000
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(c),(d)		73,450	1,607,086
Regions Financial Corp., 6.375% to 9/15/24, Series B(c),(d)		10,913	261,585
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(c),(d)		174,000	4,089,000
Synovus Financial Corp., 5.875% to 7/1/24, Series E(c),(d)		80,000	1,644,000
TCF Financial Corp., 5.70%, Series C(c)		73,000	1,669,510
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(c),(d)		122,748	2,988,914
Wells Fargo & Co., 4.75%, Series Z(a),(c)		214,893	4,512,753

			48,680,812

CONSUMER, CYCLICAL—AUTOMOBILES	0.1%
Ford Motor Co., 6.20%, due 6/1/59		32,993	517,330

ELECTRIC	2.2%
CMS Energy Corp., 5.875%, due 3/1/79(a)		136,150	3,437,788
Duke Energy Corp., 5.75%, Series A(a),(c)		138,625	3,601,477
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(a),(d)		122,977	2,797,727
Southern Co./The, 4.95%, due 1/30/80(a)		326,800	7,317,052
Southern Co./The, 5.25%, due 12/1/77		89,435	2,200,101

			19,354,145

		Shares	Value
ELECTRIC—FOREIGN	0.1%
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(c)		41,600	$810,368

FINANCIAL	1.6%
DIVERSIFIED FINANCIAL SERVICES	0.4%
Apollo Global Management, Inc., 6.375%, Series B(c)		59,970	1,409,895
KKR & Co., Inc., 6.75%, Series A(c)		12,477	317,290
Synchrony Financial, 5.625%, Series A(c)		90,000	1,535,400

			3,262,585

INVESTMENT ADVISORY SERVICES	0.0%
Ares Management Corp., 7.00%, Series A(c)		6,559	160,105

INVESTMENT BANKER/BROKER	1.2%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(c),(d)		150,178	3,852,066
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(c),(d)		164,338	4,119,953
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c),(d)		121,056	2,980,399

			10,952,418

TOTAL FINANCIAL			14,375,108

INDUSTRIALS—CHEMICALS	0.9%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(c),(d)		190,229	4,390,486
CHS, Inc., 6.75% to 9/30/24, Series 3(c),(d)		90,453	2,014,388
CHS, Inc., 7.50%, Series 4(a),(c)		74,495	1,859,395

			8,264,269

INSURANCE	4.8%
LIFE/HEALTH INSURANCE	1.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(c),(d)		173,727	3,947,077
Athene Holding Ltd., 5.625%, Series B(c)		77,542	1,526,802
Equitable Holdings, Inc., 5.25%, Series A(c)		75,800	1,282,536
MetLife, Inc., 4.75%, Series F(a),(c)		97,200	2,076,192
Prudential Financial, Inc., 5.625%, due 8/15/58		55,913	1,405,094
Unum Group, 6.25%, due 6/15/58		136,610	3,121,539
Voya Financial, Inc., 5.35% to 9/15/29, Series B(c),(d)		125,037	2,877,101

			16,236,341

MULTI-LINE	1.3%
Allstate Corp./The, 5.10%, Series H(a),(c)		167,225	3,862,897
American International Group, Inc., 5.85%, Series A(a),(c)		90,041	2,109,661
WR Berkley Corp., 5.10%, due 12/30/59		94,400	2,034,320
WR Berkley Corp., 5.70%, due 3/30/58		55,932	1,261,826

		Shares	Value
WR Berkley Corp., 5.75%, due 6/1/56(a)		90,246	$1,986,314

			11,255,018

MULTI-LINE—FOREIGN	0.6%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		185,000	3,851,700
PartnerRe Ltd., 6.50%, Series G (Bermuda)(c)		58,756	1,444,222

			5,295,922

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)(a),(c),(d)		132,981	2,914,944

REINSURANCE	0.5%
Arch Capital Group Ltd., 5.25%, Series E(c)		67,337	1,544,711
Arch Capital Group Ltd., 5.45%, Series F(a),(c)		112,593	2,505,194

			4,049,905

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(a),(c)		114,600	2,837,496

TOTAL INSURANCE			42,589,626

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
AT&T, Inc., 5.00%, Series A(c)		60,425	1,377,086
AT&T, Inc., 4.75%, Series C(c)		88,000	1,865,600

			3,242,686

PIPELINES	0.4%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(c),(d)		135,000	1,714,500
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(c),(d)		111,530	1,386,318

			3,100,818

PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(d)		184,367	3,364,698

REAL ESTATE	1.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(c)		76,536	3,367,584

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series C(c)		140,000	3,127,600

OFFICE	0.3%
Brookfield Property Partners LP, 5.75%, Series A(c)		104,400	1,461,600

		Shares		Value
Brookfield Property Partners LP, 6.375%, Series A2(c)		92,000		$1,466,480

				2,928,080

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(c)		100,000	†	2,297,000

TOTAL REAL ESTATE				11,720,264

UTILITIES	1.4%
ELECTRIC UTILITIES	0.4%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N(a)		124,537		3,171,957

GAS UTILITIES	0.8%
Sempra Energy, 5.75%, due 7/1/79		87,200		2,036,992
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		136,000		3,015,120
Spire, Inc., 5.90%, Series A(c)		80,475		2,008,656

				7,060,768

MULTI-UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(c),(d)		64,445		1,636,903

				11,869,628

UTILITIES—FOREIGN	0.4%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(d)		31,625		781,454
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(d)		110,080		2,586,880

TOTAL UTILITIES—FOREIGN				3,368,334

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$188,657,520)				171,258,086

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	45.5%
BANKS	10.8%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(c),(d)		$8,331,000		8,448,925
Bank of America Corp., 5.125% to 6/20/24, Series JJ(c),(d)		2,000,000		1,901,390
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(c),(d)		5,800,000		5,891,031
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c),(d)		3,913,000		4,130,935
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,869,852
Citigroup, Inc., 5.90% to 2/15/23(c),(d)		2,000,000		1,930,980
Citigroup, Inc., 5.95% to 1/30/23(c),(d)		1,661,000		1,607,333

		Principal Amount		Value
Citigroup, Inc., 5.95% to 5/15/25, Series P(c),(d)		$2,500,000		$2,423,613
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(c),(d)		4,825,000		4,973,779
Citigroup, Inc., 5.00% to 9/12/24, Series U(c),(d)		3,900,000		3,567,935
Citigroup, Inc., 4.70% to 1/30/25, Series V(c),(d)		1,880,000		1,629,725
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(c),(d)		1,800,000		1,567,251
CoBank ACB, 6.25% to 10/1/22, Series F(a),(c),(d)		33,000	†	3,267,000
CoBank ACB, 6.125%, Series G(a),(c)		46,500	†	4,592,805
CoBank ACB, 6.25% to 10/1/26, Series I(a),(c),(d)		4,334,000		4,290,660
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(a),(f)		3,385,906		3,947,763
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(c),(d),(f)		63,000	†	6,142,500
Farm Credit Bank of Texas, 10.00%, Series 1(a),(c)		2,000	†	2,019,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)(c),(e),(f)		2,500		1,650,000
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(c),(d)		2,390,000		2,298,714
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(c),(d)		1,640,000		1,460,740
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c),(d)		4,576,000		4,785,100
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(c),(d)		4,500,000		3,828,667
Truist Financial Corp., 4.80% to 9/01/24, Series N(c),(d)		4,000,000		3,442,780
Wells Fargo & Co., 5.95%, due 12/1/36		3,700,000		4,653,047
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		3,330,000		3,382,264

				94,703,789

BANKS—FOREIGN	14.6%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(c),(d),(g)		4,400,000		3,413,058
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(c),(d),(g),(h)		2,000,000		1,370,353
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(c),(d),(g),(h)		600,000		485,452
Banco Santander SA, 4.375% to 1/14/26 (Spain)(c),(d),(g),(h)		1,800,000		1,494,568
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(c),(d),(f)		5,800,000		6,002,668
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c),(d),(g)		1,800,000		1,915,594
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(c),(d),(g),(h)		3,600,000		3,312,000
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c),(d),(g)		2,000,000		1,858,610
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(c),(d),(f),(g)		2,200,000		1,949,750
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(c),(d),(f),(g)		1,800,000		1,744,101
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(c),(d),(f)		3,400,000		3,370,641
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(c),(d),(f),(g)		4,500,000		4,300,627
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(c),(d),(f),(g)		3,200,000		3,126,000
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c),(d),(g),(h)		800,000		643,000
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(c),(d),(f),(g)		2,400,000		2,149,668

	Principal Amount	Value
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(c),(d),(f),(g)	$3,200,000	$3,105,395
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(f),(g)	4,900,000	5,077,738
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(c),(d),(g),(h)	3,400,000	3,146,666
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(c),(d),(f),(g)	3,700,000	3,250,579
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(c),(d),(f),(g)	2,000,000	1,816,390
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(c),(d),(f),(g)	7,000,000	6,456,065
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)(c),(d),(g)	200,000	134,400
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(c),(d),(g),(h)	3,300,000	2,982,949
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(c),(d),(f)	3,292,000	4,841,923
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(d),(g)	4,000,000	3,742,780
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(c),(d),(g)	3,900,000	3,649,678
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(c),(d),(g)	3,000,000	2,947,905
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(c),(d),(g),(h)	2,200,000	1,928,749
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(c),(d),(f),(g)	1,400,000	1,190,973
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)(d),(f),(g)	1,400,000	1,277,500
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(c),(d),(g)	1,666,000	1,439,466
Nationwide Building Society, 10.25% (United Kingdom)(c),(h)	1,260,000	2,050,211
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(c),(d),(f),(g)	1,800,000	1,630,503
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)(c),(d)	800,000	1,015,074
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(c),(d)	3,191,000	4,085,517
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(c),(d),(g)	3,300,000	3,101,027
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(c),(d),(g)	3,000,000	2,940,975
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)(c),(d),(g),(h)	1,400,000	1,217,062
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(c),(d),(f),(g)	2,200,000	1,836,043
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(c),(d),(f),(g)	4,000,000	3,699,900

		Principal Amount		Value
Societe Generale SA, 7.375% to 10/4/23, 144A (France)(c),(d),(f),(g)		$2,000,000		$1,731,390
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(f),(g)		1,600,000		1,465,112
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(c),(d),(f),(g)		3,000,000		2,957,745
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(c),(d),(f),(g)		2,500,000		2,457,475
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c),(h)		3,820,175		3,836,308
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(c),(d),(g),(h)		3,000,000		2,802,375
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)(c),(d),(g),(h)		2,000,000		1,908,950
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(c),(d),(g),(h)		1,600,000		1,552,125
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(c),(d),(f),(g)		2,600,000		2,445,807
UniCredit SpA, 7.50% to 6/3/26 (Italy)(c),(d),(g),(h)		600,000		604,419
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c),(d),(g),(h)		1,600,000		1,380,632

				128,843,896

COMMUNICATIONS—TOWERS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)(a)		3,900	†	5,046,964

ELECTRIC	1.3%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(c),(d)		2,800,000		2,241,946
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(c),(d)		4,114,000		3,699,741
Duke Energy Corp., 4.875% to 9/16/24(c),(d)		3,850,000		3,236,675
Southern California Edison Co., 6.25% to 2/1/22, Series E(c),(d)		2,300,000		2,208,713

				11,387,075

FINANCIAL	0.1%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(d),(f)		1,424,000		1,284,652

FOOD	1.7%
Dairy Farmers of America, Inc., 7.875%, 144A(c),(f),(i)		52,100	†	4,803,412
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(c),(f)		82,000	†	7,560,072
Land O’ Lakes, Inc., 7.00%, 144A(c),(f)		1,650,000		1,411,781

		Principal Amount	Value
Land O’ Lakes, Inc., 7.25%, 144A(c),(f)		$945,000	$841,338

			14,616,603

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.5%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b),(c),(d)		5,030,000	4,159,181

INSURANCE	10.5%
LIFE/HEALTH INSURANCE	3.7%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(f)		4,381,000	5,087,940
MetLife, Inc., 10.75%, due 8/1/39(a)		3,592,000	5,006,442
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(f)		9,265,000	11,593,897
MetLife, Inc., 5.875% to 3/15/28, Series D(c),(d)		1,671,000	1,597,167
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(d)		2,000,000	1,756,510
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(d)		2,164,000	2,038,596
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(c),(d),(f)		1,600,000	1,042,000
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a),(d)		3,300,000	3,030,241
Voya Financial, Inc., 6.125% to 9/15/23, Series A(c),(d)		1,550,000	1,403,827

			32,556,620

LIFE/HEALTH INSURANCE—FOREIGN	3.0%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(c),(d),(g),(h)		3,600,000	3,297,330
Aegon NV, 5.625% to 4/15/29 (Netherlands)(c),(d),(g),(h)		1,700,000	1,751,690
Ageas, 3.875% to 12/10/29 (Belgium)(c),(d),(g),(h)		800,000	705,649
Dai-ichi Life Insurance Co., Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(c),(d),(f)		3,900,000	3,903,256
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(c),(d),(f)		4,400,000	4,544,738
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(c),(d),(h)		3,064,000	3,186,560
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(c),(d),(f)		2,400,000	2,411,702
Legal & General Group PLC, 3.75% to 11/26/29, due 11/26/49, Series EMTN (United Kingdom)(d),(h)		1,700,000	1,920,178
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (GBP) (United Kingdom)(d),(h)		1,800,000	2,192,125
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(a),(d),(f)		2,000,000	2,053,490
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(c),(d),(g),(h)		900,000	752,888

			26,719,606

		Principal Amount	Value
MULTI-LINE	0.7%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(a),(d)		$3,930,000	$4,614,493
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(d)		1,219,000	1,071,181
Hartford Financial Services Group, Inc./The, 3.817% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(e),(f)		1,000,000	648,255

			6,333,929

MULTI-LINE—FOREIGN	0.6%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(c),(d),(f)		4,799,000	5,681,128

PROPERTY CASUALTY	0.7%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(d)		2,900,000	2,504,905
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A(d),(f)		3,400,000	3,335,979

			5,840,884

PROPERTY CASUALTY—FOREIGN	1.5%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(c),(d),(f)		4,000,000	4,163,260
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(h)		3,203,000	3,176,559
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d),(h)		2,600,000	2,509,009
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(c),(d),(h)		3,200,000	3,042,407

			12,891,235

REINSURANCE	0.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(d)		2,950,000	2,504,608

TOTAL INSURANCE			92,528,010

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.7%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(d)		6,150,000	6,586,402

MATERIAL—METALS & MINING—FOREIGN	0.5%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(a),(d),(f)		4,000,000	4,248,020

		Principal Amount	Value
PIPELINES	0.2%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(c),(d)		$2,760,000	$1,664,501

PIPELINES—FOREIGN	2.4%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(d)		5,330,000	4,006,801
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		4,012,000	2,975,881
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(d)		8,510,000	6,525,000
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(d)		2,733,000	2,081,849
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(d)		7,002,000	5,491,283

			21,080,814

UTILITIES	1.6%
ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(d)		3,150,000	2,912,861

ELECTRIC UTILITIES—FOREIGN	1.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(d)		9,100,000	8,433,380
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(d),(f)		2,710,000	2,880,188

			11,313,568

TOTAL UTILITIES			14,226,429

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$422,791,853)			400,376,336

		Shares
CORPORATE BONDS	0.6%
DIVERSIFIED FINANCIAL SERVICES	0.2%
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35		1,500,000	1,627,046

INSURANCE	0.4%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		4,300,000	3,467,125

TOTAL CORPORATE BONDS (Identified cost—$5,121,159)			5,094,171

		Shares	Value
SHORT-TERM INVESTMENTS	5.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.58%(j)		47,170,676	$47,170,676

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$47,170,676)			47,170,676

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,187,615,994)	139.3%		1,225,674,657
WRITTEN OPTION CONTRACTS	(0.5)		(4,067,714)
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.8)		(341,856,096)

NET ASSETS (Equivalent to $18.49 per share based on 47,582,193 shares of common stock outstanding)	100.0%		$879,750,847

Exchange-Traded Option Contracts

Written Options
Description		Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put — Simon Property Group, Inc.		$140	5/15/20	(247)	1,355,042	(850,887)	(2,132,845)
Over-the-Counter Option Contracts
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put — Digital Realty Trust, Inc.	Morgan Stanley & Co International PLC	$115	5/15/20	(329)	4,570,139	$(261,884)	$(100,700)
Put — Healthpeak Properties, Inc.	Goldman Sachs International	$32.5	4/17/20	(1,233)	2,940,705	(81,982)	(1,067,662)
Put — Simon Property Group, Inc.	Goldman Sachs International	$135	5/15/20	(94)	515,684	(340,468)	(766,507)
				(1,656)	8,026,528	$(684,334)	$(1,934,869)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable(l)	Fixed Payment Frequency	Floating Rate Receivable(l) (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$87,500,000	1.240%	Monthly	1 month LIBOR	Monthly	2/3/26	$(3,329,860)	$(41,920)	$(3,371,780)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period ended March 31, 2020

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	33,917,365	USD	37,388,061	4/2/20	$(19,381)
Brown Brothers Harriman	GBP	8,970,956	USD	11,473,045	4/2/20	330,219
Brown Brothers Harriman	USD	1,638,749	EUR	1,426,935	4/2/20	(64,984)
Brown Brothers Harriman	USD	1,885,750	EUR	1,660,367	4/2/20	(54,532)
Brown Brothers Harriman	USD	858,822	GBP	663,487	4/2/20	(34,705)
Brown Brothers Harriman	USD	631,489	GBP	492,027	4/2/20	(20,342)
Brown Brothers Harriman	USD	1,845,159	EUR	1,663,468	4/2/20	(10,521)
Brown Brothers Harriman	USD	4,593,547	EUR	4,172,515	4/2/20	8,317
Brown Brothers Harriman	USD	612,497	GBP	500,238	4/2/20	8,849
Brown Brothers Harriman	USD	466,441	GBP	385,327	4/2/20	12,174
Brown Brothers Harriman	USD	7,642,278	GBP	6,167,504	4/2/20	18,381
Brown Brothers Harriman	USD	1,038,616	EUR	961,456	4/2/20	21,773
Brown Brothers Harriman	USD	1,535,184	EUR	1,413,737	4/2/20	24,026
Brown Brothers Harriman	USD	432,029	GBP	371,359	4/2/20	29,236
Brown Brothers Harriman	USD	455,046	GBP	391,014	4/2/20	30,632
Brown Brothers Harriman	USD	1,913,387	EUR	1,792,818	4/2/20	63,911
Brown Brothers Harriman	USD	3,235,998	EUR	3,005,830	4/2/20	79,130
Brown Brothers Harriman	USD	19,556,108	EUR	17,820,239	4/2/20	97,823
Brown Brothers Harriman	GBP	6,090,346	USD	7,551,115	5/4/20	(19,003)
Brown Brothers Harriman	GBP	458,462	USD	572,377	5/4/20	2,522
Brown Brothers Harriman	EUR	15,765,195	USD	17,320,747	5/5/20	(88,792)
Brown Brothers Harriman	EUR	967,818	USD	1,077,771	5/5/20	9,007

						$423,740

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $709,390,168 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $252,291,129 in aggregate has been rehypothecated.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at March 31, 2020.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $147,119,364 which represents 16.7% of the net assets of the Fund, of which 0.5% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $110,149,111 which represents 12.5% of the net assets of the Fund (9.0% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $53,250,214 which represents 6.1% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(l)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)		Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$594,597,508		$594,597,508	$—	$—
Exchange-Traded Funds	7,177,880		7,177,880	—	—
Preferred Securities—$25 Par Value:					—
Electric	19,354,145		16,556,418	2,797,727	—
Other Industries	151,903,941		151,903,941	—	—
Preferred Securities—Capital Securities:
Banks	94,703,789		—	94,703,789	—
Food	14,616,603		—	9,813,191	4,803,412
Other Industries	291,055,944		—	291,055,944	—
Corporate Bonds	5,094,171		—	5,094,171	—
Short-Term Investments	47,170,676		—	47,170,676	—

Total Investments in Securities(a)	$1,225,674,657		$770,235,747	$450,635,498	$4,803,412	(b)

Forward Foreign Currency Exchange Contracts	$736,000		$—	$736,000	$—

Total Derivative Assets(a)	$736,000		$—	$736,000	$—

Forward Foreign Currency Exchange Contracts	$(312,260)		$—	$(312,260)	$—
Interest Rate Swap Contracts	(3,329,860)		—	(3,329,860)	—
Written Option Contracts	(4,067,714)			(4,067,714)	—

Total Derivative Liabilities(a)	$(7,709,834)	$		$(7,709,834)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2019	$5,178,636
Change in unrealized appreciation (depreciation)	(375,224)

Balance as of March 31, 2020	$4,803,412

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(375,224).

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2020:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$7,929,116	$13,895,712	$40,308,542

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased options and three months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.